UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 16, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                   TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       NEVADA                       0-22382                     56-1051491
 -------------------            ----------------            -------------------
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                  Number)                 Identification No.)
    incorporation)



                    1701 PARK CENTER DRIVE, ORLANDO, FL 32835
             -------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


                                 (407) 253-5000
                                -----------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant

         As disclosed in the Registrant's Current Report on Form 8-K filed March 13, 2003, on March 10, 2003, Merdinger, Fruchter, Rosen & Company, an independent accountant who served as the Registrant's principal accountant to audit the Registrant's consolidated financial statements, pursuant to its decision to cease auditing publicly traded companies, resigned from its engagement with the Registrant. The information contained in such Current Report on Form 8-K is incorporated herein by reference.

         On June 16, 2003, the Registrant appointed Weinberg & Company, P.A. as its principal accountant to replace Merdinger, Fruchter, Rosen & Company as its principal accountant to audit the Registrant's consolidated financial statements. The engagement of Weinberg & Company was approved by the Registrant's Board of Directors.

         During the Registrant's two most recent fiscal years, and the subsequent interim period preceding June 16, 2003, neither the Registrant nor anyone on its behalf has consulted with Weinberg & Company regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement or any other event described in Item 304, paragraph (a)(1)(iv), of Regulation S-B.


                  (Remainder of page intentionally left black)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                                     -------------------------------------------
                                                     (Registrant)





Date:  June 18, 2003                          By: /s/ Mark Tolner
                                                  -----------------------
                                                  Mark Tolner
                                                  Chief Executive Officer